UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 25, 2026

CONCENTRIX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39494	27-1605762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

39899 Balentine Drive, Suite 235, Newark, California	94560
(Address of principal executive offices)	(Zip Code)

(800) 747-0583
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CNXC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described below in Item 5.07 of this Current Report on Form 8-K, on March 25, 2026, the stockholders of Concentrix Corporation (the “Company”) approved an amendment (the “Amendment”) to the Concentrix Corporation Amended and Restated 2020 Stock Incentive Plan, as amended (the “2020 Plan”), at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to increase the number of shares available for issuance thereunder by 3,700,000 shares. The Amendment was previously approved by the Company’s Board of Directors.
The foregoing summary is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
Item 5.07.     Submission of Matters to a Vote of Security Holders.
On March 25, 2026, the Company held the Annual Meeting for which the Company’s Board of Directors solicited proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.
At the Annual Meeting, the Company’s stockholders (1) elected nine directors to serve on the Company’s Board of Directors, (2) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2026, (3) approved, on an advisory basis, the compensation of the Company’s named executive officers, and (4) approved an amendment to the 2020 Plan to increase the number of shares available for issuance thereunder.
Set forth below are the final voting results for these proposals, each of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 13, 2026:
1.The election of nine directors to serve on the Company’s Board of Directors for terms expiring at the Company’s 2027 Annual Meeting of Stockholders.

Nominee	For	Withhold	Broker Non-Votes
Christopher Caldwell	51,981,955	331,206	4,290,089
Chih-Kai Cheng	51,618,330	694,831	4,290,089
LaVerne H. Council	51,866,198	446,963	4,290,089
Jennifer Deason	51,875,444	437,717	4,290,089
Kathryn Hayley	51,525,159	788,002	4,290,089
Kathryn Marinello	52,018,925	294,236	4,290,089
Bilge Ogut	52,102,002	211,159	4,290,089
Dennis Polk	52,018,323	294,838	4,290,089
Ann Vezina	51,872,208	440,953	4,290,089
2.The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for fiscal year 2026.

For	Against	Abstain	Broker Non-Votes
56,049,937	453,129	100,184	—

3.The approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the Company’s proxy statement.

For	Against	Abstain	Broker Non-Votes
50,867,486	1,372,520	73,155	4,290,089

4.The approval of an amendment to the Concentrix Corporation Amended and Restated 2020 Stock Incentive Plan, as amended, to increase the number of shares available for issuance thereunder.

For	Against	Abstain	Broker Non-Votes
36,462,977	15,803,365	46,819	4,290,089
.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to the Concentrix Corporation Amended and Restated 2020 Stock Incentive Plan, as amended, dated March 25, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2026	CONCENTRIX CORPORATION

	By:	/s/ Jane C. Fogarty
Jane C. Fogarty Executive Vice President, Legal